UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2011

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Approval of New Share Repurchase Program

On November 15, 2011, the Board of Directors of Sysco approved a 20-million-share repurchase program. The approved program is Sysco’s seventeenth share repurchase program since fiscal 1992. Sysco’s previously approved 20-million-share repurchase program from August 2010 has approximately 6.2 million shares remaining. These remaining shares will be repurchased prior to the initiation of the new program. Under the new repurchase program, shares will be acquired in the open market or in privately negotiated transactions at the Company’s discretion, subject to market conditions and other factors, and in accordance with applicable laws, rules and regulations. The Company may use 10b5-1 plans from time to time in connection with its repurchases. Sysco’s current intent is to manage the share repurchase program in order to keep the number of diluted shares outstanding relatively constant by offsetting benefit plan share and option issuances.

Except for the historical information contained in this report, the statements made by Sysco are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. They include statements regarding future decisions related to share repurchases and Sysco’s goal of keeping the number of diluted shares outstanding relatively constant. These statements involve risks and uncertainties and are based on management’s current expectations and estimates; actual results may differ materially. The amount of shares repurchased in a given period and the timing of any repurchases are subject to a number of factors, including market conditions, the trading price of Sysco common stock, available cash and our general working capital needs at the time. Additional risks that could cause the events addressed in these forward looking statements not to occur as expected are detailed in the press release filed herewith as Exhibit 99.1, the contents of which are incorporated herein by reference. Sysco’s business is also subject to a number of risks and uncertainties, including those risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended July 2, 2011 as filed with the Securities and Exchange Commission.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 15, 2011	By:	/s/ Russell T. Libby
Russell T. Libby
Senior Vice President, General Counsel and Corporate Secretary